                                                                     EXHIBIT 3.1

                                      STATE
                  OFFICE OF THE SECRETARY OF STATE OF DELAWARE


                        Office of the Secretary of State

                             -----------------------

                  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "LINEO, INC.", FILED IN THIS OFFICE ON THE THIRD DAY OF MAY, A.D. 2000, AT 3 O'CLOCK P.M.

                  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


                                        /s/ EDWARD J. FREEL, SECRETARY OF STATE
                                        ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                        AUTHENTICATION:   0417442

                                        DATE:      05-03-00

                           CERTIFICATE OF DESIGNATION
                                     OF THE
                         RELATIVE RIGHTS AND PREFERENCES
                                     OF THE
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                                   LINEO, INC.

         The undersigned, the Secretary of Lineo, Inc., a Delaware corporation (the "Corporation"), does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the following resolution creating a series of Series D Convertible Preferred Stock was duly adopted by the Board of Directors of the Corporation as of May 1, 2000:

         RESOLVED, that pursuant to the authority expressly granted to and vested in this Board of Directors by the provisions of the Certificate of Incorporation of the Corporation, this Board of Directors hereby creates a series of preferred stock (the "Preferred Stock"), $.001 par value per share, of the Corporation to be designated as Series D Convertible Preferred Stock, initially consisting of 2,000,000 shares. Except as provided herein or as required by law, the relative rights and preferences of the Series D Convertible Preferred Stock shall be as follows:

                      SERIES D CONVERTIBLE PREFERRED STOCK

         The Corporation hereby designates 2,000,000 shares of the Preferred Stock as Series D Convertible Preferred Stock (the "Series D Preferred Stock"), which shall have the following rights, preferences and terms:

         SECTION 1. DIVIDENDS. The holders of Series D Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, at the same rate as dividends are paid (other than dividends paid in additional shares of Common Stock) with respect to the Common Stock (treating each share of Series D Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Series D Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend) (the "Participating Dividends"). Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series D Preferred Stock and/or Common Stock, as applicable, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

         SECTION 2. LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Series D Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings, after any amount shall be paid or distributed to the holders of outstanding shares of Series A Class 1 and Class 2 Convertible Preferred Stock (together, the "Series A Preferred Stock"), Series B Convertible Preferred Stock (the "Series B Preferred Stock"), Series C Convertible Preferred Stock (the "Series C Preferred Stock") and any other stock ranking on liquidation senior to the Series D Preferred Stock, but before any amount shall be paid or distributed to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Series D Preferred Stock, an amount in cash equal to $6.00 per share (adjusted appropriately for stock splits, stock dividends and the like) together with declared but unpaid dividends to which the holders of outstanding shares of Series D Preferred Stock are entitled pursuant to Section 1 hereof; provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series D Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith are not paid in full, then each holder of Series D Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which such holder is entitled.

                  (b) After payment of the full liquidation preferences of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (collectively, the "Preferred Stock") as provided in
Section 2(a) and any other applicable liquidation preferences payable to holders of outstanding Preferred Stock, any remaining assets of the Corporation then available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (all on an as-if converted basis) and the Common Stock.

                  (c) A share exchange or merger of the Corporation into or with another entity by means of any transaction or series of transactions (except (i) a merger into or with a wholly owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's outstanding capital stock immediately prior to such transaction hold no less than 51% of the voting power in the resulting entity), the effectuation by the Corporation of a transaction or series of related transactions in which 50% or more of the voting power of the Corporation is disposed of, or a sale of all or substantially all of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of Series D Preferred Stock shall have the right to convert his, her or its shares of Series D Preferred Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of
Section 4(c) hereof no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to
Section 6, with respect to such event.

                  (d) If any of the assets of the Corporation are to be distributed other than in cash under this Section 2 or for any purpose, then the Board of Directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed.

                           (i) The Corporation shall, upon receipt of such
appraiser's valuation, give prompt written notice thereof to each holder of shares of the Corporation's capital stock. Notwithstanding the above, any securities to be distributed shall be valued as follows:

                                    (A) if traded on a securities exchange or
through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

                                    (B) if actively traded over-the-counter, the
value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

                                    (C) if there is no active public market, the
value shall be the fair market value thereof, as determined in good faith by the Board of Directors and the holders of Preferred Stock.

                           (ii) The method of valuation of securities subject to
an investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (d)(i) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                           (iii) In the event the requirements of this
subsection 2(d) are not complied with, the Corporation shall forthwith either:

                                    (A) cause such closing to be postponed until
such time as the requirements of this Section 2 have been complied with; or

                                    (B) cancel such transaction, in which event
the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(d)(iv) hereof.

                           (iv) The Corporation shall give each holder of record
of Preferred Stock written notice of such impending transaction not later than 20 days prior to the stockholders' meeting called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier, and shall notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than 20 days after this Corporation has given the first notice provided for herein or sooner than 10 days after this Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                  (e) NOTICES. Any notice required by the provisions of this
Section 2 to be given to the holders of shares of Series D Preferred Stock shall be in writing and shall be deemed given (i) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(ii) one (1) day (or five (5) days in the case of international deliveries) after the deposit with a nationally recognized overnight courier, having specified next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

         SECTION 3. VOTING POWER. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series D Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of outstanding voting securities. Each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series D Preferred Stock is convertible as of the record date for the determination of stockholders entitled to vote on or consent to such matters or, if no such record date is established, as of the date on which notice of such meeting is mailed or the date any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters. In all cases where class voting is required by law, Series D Preferred Stock shall be considered a separate class.

         SECTION 4. CONVERSION. The holders of Series D Preferred Stock shall have the following conversion rights:

                  (a) VOLUNTARY CONVERSION. Holders of the outstanding shares of Series D Preferred Stock shall be entitled, at any time and from time to time after the date hereof, to cause any or all of such holder's shares to be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $6.00 by the Conversion Price (as defined below) applicable to such shares, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Initially the conversion price shall be $6.00 per share of Common Stock, which price shall be adjusted as hereinafter provided (and, as so adjusted, is hereinafter referred to as the "Conversion Price"). If a holder of Series D Preferred Stock elects to convert his, her or its Series D Preferred Stock at a time when there are any accrued and unpaid dividends or other amounts due on such shares (including any Participating Dividends), such dividends and other amounts shall, to the extent permitted by applicable law, be paid in full by the Corporation in connection with such conversion.

                  (b) AUTOMATIC CONVERSION. Each share of Series D Preferred Stock outstanding shall automatically, and without the requirement of any consent of any holder, be converted into the number of shares of Common Stock into which such shares are convertible at the then effective Conversion Price:
(i) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Corporation to the public at a minimum price of $7.50 per share (adjusted to reflect subsequent stock dividends, stock splits, contributions or recapitalizations) and pursuant to which the gross proceeds received by the Corporation equal or exceed $7,500,000 (a "Qualified Public Offering"); (ii) upon a share exchange or merger of the Corporation into or with another entity by means of any transaction or series of transactions (except (x) a merger into or with a wholly owned subsidiary of the Corporation with requisite stockholder approval or (y) a merger in which the beneficial owners of the Corporation's outstanding capital stock immediately prior to such transaction hold no less than 51% of the voting power in the resulting entity), the effectuation by the Corporation of a transaction or series of related transactions in which 50% or more of the voting power of the Corporation is disposed of, or a sale of all or substantially all of the assets of the Corporation; or (iii) upon approval by the holders of at least two-thirds (2/3) of the then outstanding shares of Preferred Stock (on an as-if converted basis). In connection with any conversion under this Section 4(b), each holder of Series D Preferred Stock shall be entitled to receive, upon consummation of a Qualified Public Offering or other event giving rise to such conversion, payment in full of all accrued and unpaid dividends and other amounts due on such shares (including any Participating Dividends).

                  (c) CONVERSION PROCEDURES. Any holder of Series D Preferred Stock converting such shares into shares of Common Stock pursuant to Section 4(a), or whose shares are automatically converted pursuant to Section 4(b), shall surrender the certificate or certificates representing Series D Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for Series D Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of Series D Preferred Stock by the Corporation, accompanied, in the case of conversion pursuant to Section 4(a), by written notice of conversion. Such notice of conversion shall (i) specify the number of shares of Series D Preferred Stock to be converted, (ii) specify the name or names in which such holder wishes the certificate or certificates for Common Stock and for any Series D Preferred Stock not to be so converted to be issued,
(iii) include payment of any applicable transfer tax and (iv) specify the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate representing Series D Preferred Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series D Preferred Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series D Preferred Stock which shall not have been converted.

                  (d) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Series D Preferred Stock into shares of Common Stock made at the option of the holder thereof pursuant to Section 4(a) hereof shall be effective as of the surrender of the certificate or certificates for Series D Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). The issuance by the Corporation of shares of Common Stock upon a conversion of Series D Preferred Stock into Common Stock pursuant to Section 4(b) hereof shall be deemed to be effective immediately prior to the closing of the Qualified Public Offering or upon the effective date of the event giving rise to such conversion. On and after the effective date of conversion, the person or persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series D Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series D Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series D Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                  (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series D Preferred Stock as herein provided, free from any preemptive rights or other obligations (except such rights and obligations created in connection with the issuance of the Series D Preferred Stock as are entered into by the holders thereof and the Corporation), such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series D Preferred Stock then outstanding; provided, that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Series D Preferred Stock is outstanding, except in the case of a reverse stock split or stock combination. The Corporation shall prepare and shall use its reasonable business efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series D Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series D Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (g) ADJUSTMENTS TO CONVERSION PRICE. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price shall, simultaneously with the happening of such dividend, subdivision or combination, be adjusted by multiplying the then effective Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this
Section 4(g) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and, in the case of a subdivision or combination, immediately as of the effective date thereof.

                  (h) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series D Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date (calculated in accordance with Section 4(d) hereof), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each share of Series D Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

                  (i) OTHER DISTRIBUTIONS. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, or assets (excluding cash dividends), then, in each such case for the purpose of this Section 4(i), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                  (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Stock against dilution or other impairment.

                  (k) NOTICES OF ADJUSTMENT. In each case of an adjustment or readjustment of the Conversion Price, the Corporation will furnish each holder of Series D Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                  (l) NOTICES. Any notice required by the provisions of this
Section 4 to be given to the holders of shares of Series D Preferred Stock shall be in writing and shall be deemed given (i) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(ii) one (1) day (or five (5) days in the case of international deliveries) after the deposit with a nationally recognized overnight courier, having specified next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

         SECTION 5. NO REISSUANCE OF SERIES D PREFERRED STOCK. No share or shares of Series D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series D Preferred Stock accordingly.

         SECTION 6. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series D Preferred Stock at least 20 days prior to the record date or the expected effective date, as the case may be, specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 7. OTHER RIGHTS. Except as otherwise provided in this Certificate of Designation, each share of Series D Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

         IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true as of the 2nd day of May, 2000.

                                        Lineo, Inc.
                                        a Delaware corporation


                                        By /s/ Matthew R. Harris, Secretary

                                STATE OF DELAWARE

                             -----------------------


                  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "LINEO, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF APRIL, A.D. 2000, AT 4:30 O'CLOCK P.M.

                  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


                                        /s/ EDWARD J. FREEL, SECRETARY OF STATE
                                        ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                        AUTHENTICATION:   0401770

                                        DATE:             04-26-00

                           CERTIFICATE OF DESIGNATION
                                     OF THE
                         RELATIVE RIGHTS AND PREFERENCES
                                     OF THE
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                                   LINEO, INC.

         The undersigned, the President and Chairman of Lineo, Inc., a Delaware corporation (the "Corporation"), does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the following resolution creating a series of Series C Convertible Preferred Stock was duly adopted by the Board of Directors of the Corporation as of April 25, 2000:

         RESOLVED, that pursuant to the authority expressly granted to and vested in this Board of Directors by the provisions of the Certificate of Incorporation of the Corporation, this Board of Directors hereby creates a series of preferred stock (the "Preferred Stock"), $.001 par value per share, of the Corporation to be designated as Series C Convertible Preferred Stock, initially consisting of 3,000,000 shares. Except as provided herein or as required by law, the relative rights and preferences of the Series C Convertible Preferred Stock shall be as follows:

                      SERIES C CONVERTIBLE PREFERRED STOCK

         The Corporation hereby designates 3,000,000 shares of the Preferred Stock as Series C Convertible Preferred Stock (the "Series C Preferred Stock"), which shall have the following rights, preferences and terms:

         SECTION 8. DIVIDENDS. The holders of Series C Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, at the same rate as dividends are paid with respect to Series A Class 1 and Class 2 Convertible Preferred Stock (together, the "Series A Preferred Stock"), Series B Convertible Preferred Stock (the "Series B Preferred Stock") and (other than dividends paid in additional shares of Common Stock) with respect to the Common Stock (treating each share of Series C Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Series C Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend) (the "Participating Dividends"). Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series C Preferred Stock and/or Common Stock, as applicable, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

         SECTION 9. LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings, on a PARI PASSU basis with each holder of outstanding shares of Series A Preferred Stock, Series B Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith, and before any amount shall be paid or distributed to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Series C Preferred Stock, an amount in cash equal to $6.00 per share (adjusted appropriately for stock splits, stock dividends and the like) together with declared but unpaid dividends to which the holders of outstanding shares of Series C Preferred Stock are entitled pursuant to Section 1 hereof; provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series C Preferred Stock, the Series A Preferred Stock, the Series B Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith are not paid in full, then each holder of Series C Preferred Stock, Series A Preferred Stock, Series B Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which such holder is entitled.

                  (b) After payment of the full liquidation preference of the Series C Preferred Stock, Series A Preferred Stock and Series B Preferred Stock (collectively, the "Preferred Stock") as provided in Section 2(a) and any other applicable liquidation preferences payable to holders of outstanding Preferred Stock, any remaining assets of the Corporation then available for distribution shall be distributed ratably among the holders of the Preferred Stock (on an as-if converted basis) and the Common Stock.

                  (c) A share exchange or merger of the Corporation into or with another entity by means of any transaction or series of transactions (except (i) a merger into or with a wholly owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's outstanding capital stock immediately prior to such transaction hold no less than 51% of the voting power in the resulting entity), the effectuation by the Corporation of a transaction or series of related transactions in which 50% or more of the voting power of the Corporation is disposed of, or a sale of all or substantially all of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of Series C Preferred Stock shall have the right to convert his, her or its shares of Series C Preferred Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of
Section 4(c) hereof no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to
Section 6, with respect to such event.

                  (d) If any of the assets of the Corporation are to be distributed other than in cash under this Section 2 or for any purpose, then the Board of Directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed.

                           (i) The Corporation shall, upon receipt of such
appraiser's valuation, give prompt written notice thereof to each holder of shares of the Corporation's capital stock. Notwithstanding the above, any securities to be distributed shall be valued as follows:

                                    (A) if traded on a securities exchange or
through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

                                    (B) if actively traded over-the-counter, the
value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

                                    (C) if there is no active public market, the
value shall be the fair market value thereof, as determined in good faith by the Board of Directors and the holders of Preferred Stock.

                           (ii) The method of valuation of securities subject to
an investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (d)(i) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                           (iii) In the event the requirements of this
subsection 2(d) are not complied with, the Corporation shall forthwith either:

                                    (A) cause such closing to be postponed until
such time as the requirements of this Section 2 have been complied with; or

                                    (B) cancel such transaction, in which event
the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(d)(iv) hereof.

                           (iv) The Corporation shall give each holder of record
of Preferred Stock written notice of such impending transaction not later than 20 days prior to the stockholders' meeting called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier, and shall notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than 20 days after this Corporation has given the first notice provided for herein or sooner than 10 days after this Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                  (e) Notices. Any notice required by the provisions of this
Section 2 to be given to the holders of shares of Series C Preferred Stock shall be in writing and shall be deemed given (i) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(ii) one (1) day (or five (5) days in the case of international deliveries) after the deposit with a nationally recognized overnight courier, having specified next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

         SECTION 10. VOTING POWER. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series C Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of outstanding voting securities. Each share of Series C Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible as of the record date for the determination of stockholders entitled to vote on or consent to such matters or, if no such record date is established, as of the date on which notice of such meeting is mailed or the date any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters. In all cases where class voting is required herein or is required by law, Series C Preferred Stock shall be considered a separate class.

         SECTION 11. CONVERSION. The holders of Series C Preferred Stock shall have the following conversion rights:

                  (a) VOLUNTARY CONVERSION. Holders of the outstanding shares of Series C Preferred Stock shall be entitled, at any time and from time to time after the date hereof, to cause any or all of such holder's shares to be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $6.00 by the Conversion Price (as defined below) applicable to such shares, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Initially the conversion price shall be $6.00 per share of Common Stock, which price shall be adjusted as hereinafter provided (and, as so adjusted, is hereinafter referred to as the "Conversion Price"). If a holder of Series C Preferred Stock elects to convert his, her or its Series C Preferred Stock at a time when there are any accrued and unpaid dividends or other amounts due on such shares (including any Participating Dividends), such dividends and other amounts shall, to the extent permitted by applicable law, be paid in full by the Corporation in connection with such conversion.

                  (b) AUTOMATIC CONVERSION. Each share of Series C Preferred Stock outstanding shall automatically, and without the requirement of any consent of any holder, be converted into the number of shares of Common Stock into which such shares are convertible at the then effective Conversion Price:
(i) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Corporation to the public at a minimum price of $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits, contributions or recapitalizations) and pursuant to which the gross proceeds received by the Corporation equal or exceed $15,000,000 (a "Qualified Public Offering"); (ii) upon approval by the holders of at least two-thirds (2/3) of the then outstanding shares of Series C Preferred Stock; or (iii) upon the cumulative conversion of at least two-thirds (2/3) of the then outstanding shares of Series C Preferred Stock pursuant to Section 2(a) hereof. In connection with any conversion under this Section 4(b), each holder of Series C Preferred Stock shall be entitled to receive, upon consummation of a Qualified Public Offering or other event giving rise to such conversion, payment in full of all accrued and unpaid dividends and other amounts due on such shares (including any Participating Dividends).


                  (c) CONVERSION PROCEDURES. Any holder of Series C Preferred Stock converting such shares into shares of Common Stock pursuant to Section 4(a), or whose shares are automatically converted pursuant to Section 4(b), shall surrender the certificate or certificates representing Series C Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for Series C Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of Series C Preferred Stock by the Corporation, accompanied, in the case of conversion pursuant to Section 4(a), by written notice of conversion. Such notice of conversion shall (i) specify the number of shares of Series C Preferred Stock to be converted, (ii) specify the name or names in which such holder wishes the certificate or certificates for Common Stock and for any Series C Preferred Stock not to be so converted to be issued,
(iii) include payment of any applicable transfer tax and (iv) specify the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate representing Series C Preferred Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series C Preferred Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series C Preferred Stock which shall not have been converted.

                  (d) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Series C Preferred Stock into shares of Common Stock made at the option of the holder thereof pursuant to Section 4(a) hereof shall be effective as of the surrender of the certificate or certificates for Series C Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). The issuance by the Corporation of shares of Common Stock upon a conversion of Series C Preferred Stock into Common Stock pursuant to Section 4(b) hereof shall be deemed to be effective immediately prior to the closing of the Qualified Public Offering or upon the effective date of the event giving rise to such conversion. On and after the effective date of conversion, the person or persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series C Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series C Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                  (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series C Preferred Stock as herein provided, free from any preemptive rights or other obligations (except such rights and obligations created in connection with the issuance of the Series C Preferred Stock as are entered into by the holders thereof and the Corporation), such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series C Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Series C Preferred Stock is outstanding, except in the case of a reverse stock split or stock combination. The Corporation shall prepare and shall use its reasonable business efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series C Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series C Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (g) ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price in effect from time to time shall be subject to adjustment as follows:

                           (i) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price shall, simultaneously with the happening of such dividend, subdivision or combination, be adjusted by multiplying the then effective Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 4(g)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and, in the case of a subdivision or combination, immediately as of the effective date thereof.

                           (ii) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while Series C Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury, but excluding: (i) any Common Stock which may be issued upon conversion of the Preferred Stock, and
(ii) up to 5,000,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1999 Stock Option Plan (the "Plan") or upon the exercise of options issued pursuant to such Plan, or such greater number of shares as may be issuable pursuant to the adjustment provisions of such Plan as in effect on the date hereof (collectively, the "Excluded Shares")), for a consideration per share less than the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares (any such issuance, sale or exchange hereinafter referred to as a "Dilutive Transaction"), then, and thereafter successively upon the consummation of any Dilutive Transaction, the Conversion Price in effect immediately prior to the Dilutive Transaction shall forthwith be reduced to an amount (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction:

                  (A) the numerator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the Dilutive Transaction (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued in the Dilutive Transaction would purchase at the Conversion Price (prior to adjustment), and

                  (B) the denominator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the Dilutive Transaction (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of such additional shares of Common Stock so issued in the Dilutive Transaction.

                           (iii) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Series C Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares), or issue any securities convertible into or exercisable or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price in effect immediately prior to the issuance of such options or rights or convertible or exchangeable securities, the Conversion Price in effect immediately prior to the issuance of such options, warrants or rights or securities shall be reduced to an amount determined by multiplying such Conversion Price by a fraction:

                  (A) the numerator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities PLUS the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration") would purchase at the Conversion Price prior to adjustment, and

                  (B) the denominator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted.

                           (iv) EXPIRATION OR CHANGE IN PRICE. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exercisable or exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(g)(iii) hereof) at the time initially granted, issued or sold; PROVIDED, that such adjustment of the Conversion Price will be made only as and to the extent that the Conversion Price effective upon such adjustment remains less than or equal to the Conversion Price that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Price shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled warrants, options, rights or convertible securities not been issued.

                  (h) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date (calculated in accordance with Section 4(d) hereof), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each share of Series C Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

                  (i) OTHER DISTRIBUTIONS. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(g)(iii), then, in each such case for the purpose of this Section 4(i), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                  (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Stock against dilution or other impairment.

                  (k) NOTICES OF ADJUSTMENT. In each case of an adjustment or readjustment of the Conversion Price, the Corporation will furnish each holder of Series C Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                  (l) NOTICES. Any notice required by the provisions of this
Section 4 to be given to the holders of shares of Series C Preferred Stock shall be in writing and shall be deemed given (i) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(ii) one (1) day (or five (5) days in the case of international deliveries) after the deposit with a nationally recognized overnight courier, having specified next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

         SECTION 12. NO REISSUANCE OF SERIES C PREFERRED STOCK. No share or shares of Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

         SECTION 13. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series C Preferred Stock at least 20 days prior to the record date or the expected effective date, as the case may be, specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 14. PROTECTIVE PROVISION. So long as any shares of Series C Preferred Stock remain outstanding, the Corporation shall not without the affirmative vote or written consent of the holders of two-thirds in interest of the Series C Preferred Stock voting as a class:

                  (a) sell, lease or otherwise dispose of (whether in one transaction or a series of related transactions) more than 50% of its assets or business,

                  (b) merge with or into or consolidate with another entity or enter into or engage in any other transaction or series of related transactions, in any such case in connection with or as a result of which the Corporation is not the surviving entity or the owners of the Corporation's outstanding equity securities immediately prior to the transaction or series of related transactions do not own at least a majority of the outstanding equity securities of the surviving, resulting or consolidated entity,

                  (c) dissolve, liquidate or wind up its operations,

                  (d) adopt any amendment to this Certificate of Designation, or any amendment to its Certificate of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series C Preferred Stock, or that increases the authorized shares of the Series C Preferred Stock,

                  (e) declare or make dividend payments on any shares of its Common Stock or any other class of its capital stock,

                  (f) create, or obligate itself to create, any class or series of shares or any other security that has a preference over or is on parity with the Series C Preferred Stock,

                  (g) increase the size of the Board of Directors of the Corporation to more than five (5) members,

                  (h) redeem, purchase or otherwise acquire (or pay into or set aside funds for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; PROVIDED, HOWEVER, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the right to repurchase such shares and such repurchase is approved by the Corporation's Board of Directors,

                  (i) permit a subsidiary of the Corporation to sell or issue securities to a third party, except in connection with joint ventures or other strategic relationships approved by the Corporation's Board of Directors,

                  (j) increase (other than by conversion) the authorized number of shares of Preferred Stock, or

                  (k) make a fundamental change in the principal business of the Corporation as presently conducted or proposed to be conducted.

         SECTION 15. OTHER RIGHTS. Except as otherwise provided in this Certificate of Designation, each share of Series C Preferred Stock, each share of Series A Preferred Stock, each share of Series B Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.



         IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true as of the 25th day of April, 2000.

                                     Lineo, Inc.
                                     a Delaware corporation


                                     By /s/ Bryan Sparks, President and Chairman

                                STATE OF DELAWARE

                      Office of the Secretary of State

                  -----------------------


                  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "LINEO, INC.", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF MARCH, A.D. 2000, AT 2:30 O'CLOCK P.M.

                  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


                                        /s/ EDWARD J. FREEL, SECRETARY OF STATE
                                        ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:   0345590

                                          DATE:    03-28-00

                           CERTIFICATE OF DESIGNATION
                                     OF THE
                         RELATIVE RIGHTS AND PREFERENCES
                                     OF THE
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                                   LINEO, INC.

         The undersigned, the President and Chairman of Lineo, Inc., a Delaware corporation (the "Corporation"), does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the following resolution creating a series of Series B Convertible Preferred Stock was duly adopted by the Board of Directors of the Corporation as of February 29, 2000:

         RESOLVED, that pursuant to the authority expressly granted to and vested in this Board of Directors by the provisions of the Certificate of Incorporation of the Corporation, this Board of Directors hereby creates a series of preferred stock (the "Preferred Stock"), $.001 par value per share, of the Corporation to be designated as Series B Convertible Preferred Stock, initially consisting of 4,850,000 shares. Except as provided herein or as required by law, the relative rights and preferences of the Series B Convertible Preferred Stock shall be as follows:

                      SERIES B CONVERTIBLE PREFERRED STOCK

         The Corporation hereby designates 4,850,000 shares of the Preferred Stock as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), which shall have the following rights, preferences and terms:

         SECTION 16. DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends at the same rate as dividends are paid with respect to Series A Class 1 and Class 2 Convertible Preferred Stock (together, the "Series A Preferred Stock") and (other than dividends paid in additional shares of Common Stock) with respect to the Common Stock (treating each share of Series B Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Series B Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend) (the "Participating Dividends"). Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series B Preferred Stock and/or Common Stock, as applicable, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

         SECTION 17. LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings, on a PARI PASSU basis with each holder of outstanding shares of Series A Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith, and before any amount shall be paid or distributed to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Series B Preferred Stock, an amount in cash equal to $3.00 per share (adjusted appropriately for stock splits, stock dividends and the like) together with declared but unpaid dividends to which the holders of outstanding shares of Series B Preferred Stock are entitled pursuant to Section 1 hereof; provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series B Preferred Stock, the Series A Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith are not paid in full, then each holder of Series B Preferred Stock, Series A Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which such holder is entitled.

                  (b) After payment of the full liquidation preference of the Series B Preferred Stock and Series A Preferred Stock as provided in Section 2(a) and any other applicable liquidation preferences payable to holders of outstanding Preferred Stock, any remaining assets of the Corporation then available for distribution shall be distributed ratably among the holders of the Preferred Stock (on an as-if converted basis) and the Common Stock.

                  (c) A share exchange or merger of the Corporation (except (i) a merger into or with a wholly owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's outstanding capital stock immediately prior to such transaction hold no less than 51% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of Series B Preferred Stock shall have the right to convert his, her or its shares of Series B Preferred Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(c) hereof no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 6, with respect to such event.

                  (d) If any of the assets of the Corporation are to be distributed other than in cash under this Section 2 or for any purpose, then the Board of Directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice thereof to each holder of shares of the Corporation's capital stock. Notwithstanding the above, any securities to be distributed shall be valued as follows:

                           (i) if traded on a securities exchange, the value
shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

                           (ii) if actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) business days prior to the distribution; and

                           (iii) if there is no active public market, the value
shall be the fair market value thereof, as determined in good faith by the Board of Directors and the holders of Preferred Stock.

         SECTION 18. VOTING POWER. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of outstanding voting securities. Each share of Series B Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible as of the record date for the determination of stockholders entitled to vote on or consent to such matters or, if no such record date is established, as of the date on which notice of such meeting is mailed or the date any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters. In all cases where class voting is required herein or is required by law, Series B Preferred Stock shall be considered a separate class.

         SECTION 19. CONVERSION. The holders of Series B Preferred Stock shall have the following conversion rights:

                  (a) VOLUNTARY CONVERSION. Holders of the outstanding shares of Series B Preferred Stock shall be entitled, at any time and from time to time after the date hereof, to cause any or all of such holder's shares to be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $3.00 by the conversion price applicable to such shares, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Initially the conversion price shall be $3.00 per share of Common Stock, which price shall be adjusted as hereinafter provided (and, as so adjusted, is hereinafter sometimes referred to as the "Conversion Price"). If a holder of Series B Preferred Stock elects to convert his, her or its Series B Preferred Stock at a time when there are any accrued and unpaid dividends or other amounts due on such shares (including any Participating Dividends), such dividends and other amounts shall, to the extent permitted by applicable law, be paid in full by the Corporation in connection with such conversion.

                  (b) AUTOMATIC CONVERSION. Each share of Series B Preferred Stock outstanding shall automatically, and without the requirement of any consent of any holder, be converted into the number of shares of Common Stock into which such shares are convertible at the then effective Conversion Price:
(i) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Corporation to the public at a minimum price of $10.00 per share and pursuant to which the gross proceeds received by the Corporation equal or exceed $15,000,000 (a "Qualified Public Offering"); (ii) upon approval by the holders of at least two-thirds (2/3) of the then outstanding shares of Series B Preferred Stock; or (iii) upon the cumulative conversion of at least two-thirds (2/3) of the then outstanding shares of Series B Preferred Stock pursuant to Section 2(a) hereof. In connection with any conversion under this Section 4(b), each holder of Series B Preferred Stock shall be entitled to receive, upon consummation of a Qualified Public Offering or other event giving rise to such conversion, payment in full of all accrued and unpaid dividends and other amounts due on such shares (including any Participating Dividends).

                  (c) CONVERSION PROCEDURES. Any holder of Series B Preferred Stock converting such shares into shares of Common Stock pursuant to Section 4(a), or whose shares are automatically converted pursuant to Section 4(b), shall surrender the certificate or certificates representing Series B Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for Series B Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of Series B Preferred Stock by the Corporation, accompanied, in the case of conversion pursuant to Section 4(a), by written notice of conversion. Such notice of conversion shall (i) specify the number of shares of Series B Preferred Stock to be converted, (ii) specify the name or names in which such holder wishes the certificate or certificates for Common Stock and for any Series B Preferred Stock not to be so converted to be issued,
(iii) include payment of any applicable transfer tax and (iv) specify the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate representing Series B Preferred Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series B Preferred Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series B Preferred Stock which shall not have been converted.

                  (d) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Series B Preferred Stock into shares of Common Stock made at the option of the holder thereof pursuant to Section 4(a) hereof shall be effective as of the surrender of the certificate or certificates for Series B Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). The issuance by the Corporation of shares of Common Stock upon a conversion of Series B Preferred Stock into Common Stock pursuant to Section 4(b) hereof shall be deemed to be effective immediately prior to the closing of the Qualified Public Offering or upon the effective date of the event giving rise to such conversion. On and after the effective date of conversion, the person or persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series B Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series B Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series B Preferred Stock as herein provided, free from any preemptive rights or other obligations (except such rights and obligations created in connection with the issuance of the Series B Preferred Stock as are entered into by the holders thereof and the Corporation), such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series B Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Series B Preferred Stock is outstanding, except in the case of a reverse stock split or stock combination. The Corporation shall prepare and shall use its reasonable business efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series B Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series B Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (g) ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price in effect from time to time shall be subject to adjustment as follows:

                           (i) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price shall, simultaneously with the happening of such dividend, subdivision or combination, be adjusted by multiplying the then effective Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 4(g)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and, in the case of a subdivision or combination, immediately as of the effective date thereof.

                           (ii) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while Series B Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury, but excluding: (i) any Common Stock which may be issued upon conversion of the Preferred Stock, and
(ii) up to 2,000,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1999 Stock Option Plan (the "Plan") or upon the exercise of options issued pursuant to such Plan, or such greater number of shares as may be issuable pursuant to the adjustment provisions of such Plan as in effect on the date hereof (collectively, the "Excluded Shares")), for a consideration per share less than the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares (any such issuance, sale or exchange hereinafter referred to as a "Dilutive Transaction"), then, and thereafter successively upon the consummation of any Dilutive Transaction, the Conversion Price in effect immediately prior to the Dilutive Transaction shall forthwith be reduced to an amount (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction:

                  (A) the numerator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the Dilutive Transaction (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued in the Dilutive Transaction would purchase at the Conversion Price (prior to adjustment), and

                  (B) the denominator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the Dilutive Transaction (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of such additional shares of Common Stock so issued in the Dilutive Transaction.

                           (iii) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Series B Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares), or issue any securities convertible into or exercisable or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price in effect immediately prior to the issuance of such options or rights or convertible or exchangeable securities, the Conversion Price in effect immediately prior to the issuance of such options, warrants or rights or securities shall be reduced to an amount determined by multiplying such Conversion Price by a fraction:

                  (A) the numerator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities PLUS the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration") would purchase at the Conversion Price prior to adjustment, and

                  (B) the denominator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted.

                           (iv) EXPIRATION OR CHANGE IN PRICE. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exercisable or exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(g)(iii) hereof) at the time initially granted, issued or sold; PROVIDED, that such adjustment of the Conversion Price will be made only as and to the extent that the Conversion Price effective upon such adjustment remains less than or equal to the Conversion Price that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Price shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled warrants, options, rights or convertible securities not been issued.

                  (h) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date (calculated in accordance with Section 4(d) hereof), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

                  (i) NOTICES. In each case of an adjustment or readjustment of the Conversion Price, the Corporation will furnish each holder of Series B Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

         SECTION 20. NO REISSUANCE OF SERIES B PREFERRED STOCK. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

         SECTION 21. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series B Preferred Stock at least 20 days prior to the record date or the expected effective date, as the case may be, specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 22. PROTECTIVE PROVISION. So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not without the affirmative vote or written consent of the holders of two-thirds in interest of the Series B Preferred Stock voting as a class:

                  (a) sell, lease or otherwise dispose of (whether in one transaction or a series of related transactions) more than 50% of its assets or business,

                  (b) merge with or into or consolidate with another entity or enter into or engage in any other transaction or series of related transactions, in any such case in connection with or as a result of which the Corporation is not the surviving entity or the owners of the Corporation's outstanding equity securities immediately prior to the transaction or series of related transactions do not own at least a majority of the outstanding equity securities of the surviving, resulting or consolidated entity,

                  (c) dissolve, liquidate or wind up its operations,

                  (d) directly or indirectly redeem, purchase, or otherwise acquire for consideration any shares of its Common Stock or any other class of its capital stock except in connection with contractual obligations with employees or ex-employees,

                  (e) adopt any amendment to this Certificate of Designation, or any amendment to its Certificate of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series B Preferred Stock, or that increases the authorized shares of the Series B Preferred Stock,

                  (f) declare or make dividend payments on any shares of its Common Stock or any other class of its capital stock, or

                  (g) create, or obligate itself to create, any class or series of shares or any other security that has a preference over the Series B Preferred Stock.

                  (h) increase the size of the Board of Directors of the Corporation to more than five (5) members.

         SECTION 23. OTHER RIGHTS. Except as otherwise provided in this Certificate of Designation, each share of Series B Preferred Stock, each share of Series A Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

         IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true as of the 14th day of March, 2000.

                                        Lineo, Inc.
                                        a Delaware corporation


                                        By /s/ Sparks, President and Chairman

                                STATE OF DELAWARE

                        Office of the Secretary of State

                             -----------------------


                  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "LINEO, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF FEBRUARY, A.D. 2000, AT 5 O'CLOCK P.M.

                  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

                                        /s/ EDWARD J. FREEL, SECRETARY OF STATE
                                        ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                        AUTHENTICATION:   0262418

                                        DATE:      02-16-00

                           CERTIFICATE OF DESIGNATION
                                     OF THE
                         RELATIVE RIGHTS AND PREFERENCES
                                     OF THE
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                                   LINEO, INC.

         The undersigned, the President of Lineo, Inc., a Delaware corporation (the "Corporation"), does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the following resolution creating a series of Series A Convertible Preferred Stock was duly adopted by the Board of Directors of the Corporation as of February 14, 2000:

         RESOLVED, that pursuant to the authority expressly granted to and vested in this Board of Directors by the provisions of the Certificate of Incorporation of the Corporation, this Board of Directors hereby creates a series of the preferred stock (the "Preferred Stock"), $.001 par value per share, of the Company, 5,000,000 of which shall be designated Series A Class 1 Convertible Preferred Stock, and 2,500,000 of which shall be designated Series A Class 2 Convertible Preferred Stock. Except as provided herein or as required by law, the relative rights and the preferences of the Series A Class 1 Convertible Preferred Stock and the Series A Class 2 Convertible Preferred Stock shall be identical, and shall be as follows:

                      SERIES A CONVERTIBLE PREFERRED STOCK

         The Corporation hereby designates as Series A Convertible Preferred Stock 5,000,000 shares of Series A Class 1 Convertible Preferred Stock (the "Series A Class 1 Preferred Stock"), and 2,500,000 shares of Series A Class 2 Convertible Preferred Stock (the "Series A Class 2 Preferred Stock") (the Series A Class 1 Preferred Stock and the Series A Class 2 Preferred Stock are collectively referred to as the "Series A Preferred Stock"). The Series A Preferred Stock shall have the following rights, preferences and terms:

         SECTION 24. DIVIDENDS. The holders of the Series A Preferred Stock shall be entitled to receive dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series A Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Series A Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend) (the "Participating Dividends"). Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder), of Series A Preferred Stock and/or

Common Stock, as applicable, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

         SECTION 25. LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings, on a PARI PASSU basis with any other stock ranking on liquidation PARI PASSU therewith, and before any amount shall be paid or distributed to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Series A Preferred Stock, an amount in cash equal to $1.50 per share (adjusted appropriately for stock splits, stock dividends and the like) together with declared but unpaid dividends to which the holders of outstanding shares of Series A Preferred Stock are entitled pursuant to Section 1 hereof; provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith are not paid in full, the holders of the Series A Preferred Stock and any other stock ranking on liquidation PARI PASSU therewith shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

                  (b) After payment of the full liquidation preference of the Series A Preferred Stock as provided in Section 2(a) and any other applicable liquidation preferences payable to holders of outstanding Preferred Stock, any remaining assets of the Corporation then available for distribution shall be distributed ratably among the holders of the Preferred Stock (on an as-if converted basis) and the Common Stock.

                  (c) A share exchange or merger of the Corporation (except (i) a merger into or with a wholly owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's outstanding capital stock immediately prior to such transaction hold no less than 51% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of the Series A Preferred Stock shall have the right to convert his, her or its shares of Series A Preferred Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(c) hereof no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 6, with respect to such event.

                  (d) If any of the assets of the Corporation are to be distributed other than in cash under this Section 2 or for any purpose, then the Board of Directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice thereof to each holder of shares of the Corporation's capital stock. Notwithstanding the above, any securities to be distributed shall be valued as follows:

                           (i) if traded on a securities exchange, the value
shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

                           (ii) if actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) business days prior to the distribution; and

                           (iii) if there is no active public market, the value
shall be the fair market value thereof, as determined in good faith by the Board of Directors and the holders of Preferred Stock.

         SECTION 26. VOTING POWER. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of outstanding voting securities. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible as of the record date for the determination of stockholders entitled to vote on or consent to such matters or, if no such record date is established, as of the date on which notice of such meeting is mailed or the date any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters. In all cases where class voting is required herein or is required by law, the Series A Class 1 Preferred Stock and the Series A Class 2 Preferred Stock shall each be considered a separate class.

         SECTION 27. CONVERSION. The holders of the Series A Preferred Stock shall have the following conversion rights:

                  (a) VOLUNTARY CONVERSION. Holders of the outstanding shares of Series A Preferred Stock shall be entitled, at any time and from time to time after the date hereof, to cause any or all of such holder's shares to be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.50 by the conversion price applicable to such shares, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Initially the conversion price shall be $1.50 per share of Common Stock, which price shall be adjusted as hereinafter provided (and, as so adjusted, is hereinafter sometimes referred to as the "Conversion Price"). If a holder of Series A Preferred Stock elects to convert his, her or its Series A Preferred Stock at a time when there are any accrued and unpaid dividends or other amounts due on such shares (including any Participating Dividends), such dividends and other amounts shall, to the extent permitted by applicable law, be paid in full by the Corporation in connection with such conversion.

                  (b) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock outstanding shall automatically, and without the requirement of any consent of any holder, be converted into the number of shares of Common Stock into which such shares are convertible at the then effective Conversion Price: (i) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Corporation to the public at a minimum price of $10.00 per share and pursuant to which the gross proceeds received by the Corporation equal or exceed $15,000,000 (a "Qualified Public Offering"); (ii) upon approval by the holders of at least two-thirds (2/3) of the then outstanding shares of Series A Preferred Stock; or (iii) upon the cumulative conversion of at least two-thirds (2/3) of the then outstanding shares of Series A Preferred Stock pursuant to
Section 2(a) hereof. In connection with any conversion under this Section 4(b), each holder of Series A Preferred Stock shall be entitled to receive, upon consummation of a Qualified Public Offering or other event giving rise to such conversion, payment in full of all accrued and unpaid dividends and other amounts due on such shares (including any Participating Dividends).

                  (c) CONVERSION PROCEDURES. Any holder of Series A Preferred Stock converting such shares into shares of Common Stock pursuant to Section 4(a), or whose shares are automatically converted pursuant to Section 4(b), shall surrender the certificate or certificates representing the Series A Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series A Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Series A Preferred Stock by the Corporation, accompanied, in the case of conversion pursuant to Section 4(a), by written notice of conversion. Such notice of conversion shall (i) specify the number of shares of Series A Preferred Stock to be converted, (ii) specify the name or names in which such holder wishes the certificate or certificates for Common Stock and for any Series A Preferred Stock not to be so converted to be issued, (iii) include payment of any applicable transfer tax and (iv) specify the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate representing Series A Preferred Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series A Preferred Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series A Preferred Stock which shall not have been converted.

                  (d) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Series A Preferred Stock into shares of Common Stock made at the option of the holder thereof pursuant to Section 4(a) hereof shall be effective as of the surrender of the certificate or certificates for the Series A Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). The issuance by the Corporation of shares of Common Stock upon a conversion of Series A Preferred Stock into Common Stock pursuant to Section 4(b) hereof shall be deemed to be effective immediately prior to the closing of the Qualified Public Offering or upon the effective date of the event giving rise to such conversion. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series A Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series A Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series A Preferred Stock as herein provided, free from any preemptive rights or other obligations (except such rights and obligations created in connection with the issuance of the Series A Preferred Stock as are entered into by the holders thereof and the Corporation), such number of shares of the Common Stock as shall from time to time be issuable upon the conversion of all the Series A Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Series A Preferred Stock is outstanding, except in the case of a reverse stock split or stock combination. The Corporation shall prepare and shall use its reasonable business efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series A Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (g) ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price in effect from time to time shall be subject to adjustment as follows:

                           (i) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price shall, simultaneously with the happening of such dividend, subdivision or combination, be adjusted by multiplying the then effective Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 4(g)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and, in the case of a subdivision or combination, immediately as of the effective date thereof.

                           (ii) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while the Series A Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury, but excluding: (i) any Common Stock which may be issued upon conversion of the Preferred Stock, and (ii) up to 2,000,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1999 Stock Option Plan (the "Plan") or upon the exercise of options issued pursuant to such Plan, or such greater number of shares as may be issuable pursuant to the adjustment provisions of such Plan as in effect on the date hereof (collectively, the "Excluded Shares")), for a consideration per share less than the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares (any such issuance, sale or exchange hereinafter referred to as a "Dilutive Transaction"), then, and thereafter successively upon the consummation of any Dilutive Transaction, the Conversion Price in effect immediately prior to the Dilutive Transaction shall forthwith be reduced to an amount (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction:

                  (A) the numerator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the Dilutive Transaction (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued in the Dilutive Transaction would purchase at the Conversion Price (prior to adjustment), and

                  (B) the denominator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the Dilutive Transaction (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of such additional shares of Common Stock so issued in the Dilutive Transaction.

                           (iii) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Series A Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares), or issue any securities convertible into or exercisable or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price in effect immediately prior to the issuance of such options or rights or convertible or exchangeable securities, the Conversion Price in effect immediately prior to the issuance of such options, warrants or rights or securities shall be reduced to an amount determined by multiplying such Conversion Price by a fraction:

                  (A) the numerator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities PLUS the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration") would purchase at the Conversion Price prior to adjustment, and

                  (B) the denominator of which shall be (1) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (2) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted.

                           (iv) EXPIRATION OR CHANGE IN PRICE. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exercisable or exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(g)(iii) hereof) at the time initially granted, issued or sold; PROVIDED, that such adjustment of the Conversion Price will be made only as and to the extent that the Conversion Price effective upon such adjustment remains less than or equal to the Conversion Price that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Price shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled warrants, options, rights or convertible securities not been issued.

                  (h) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date (calculated in accordance with Section 4(d) hereof), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

                  (i) NOTICES. In each case of an adjustment or readjustment of the Conversion Price, the Corporation will furnish each holder of Series A Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

         SECTION 28. NO REISSUANCE OF SERIES A PREFERRED STOCK. No share or shares of the Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock accordingly.

         SECTION 29. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least 20 days prior to the record date or the expected effective date, as the case may be, specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 30. PROTECTIVE PROVISION. So long as any shares of the Series A Preferred Stock remain outstanding, the Corporation shall not without the affirmative vote or written consent of the holders of two-thirds in interest of each of the Series A Class 1 Preferred Stock, voting separately as a class, and the Series A Class 2 Preferred Stock, voting separately as a class:

                  (a) sell, lease or otherwise dispose of (whether in one transaction or a series of related transactions) more than 50% all of its assets or business,

                  (b) merge with or into or consolidate with another entity or enter into or engage in any other transaction or series of related transactions, in any such case in connection with or as a result of which the Corporation is not the surviving entity or the owners of the Corporation's outstanding equity securities immediately prior to the transaction or series of related transactions do not own at least a majority of the outstanding equity securities of the surviving, resulting or consolidated entity,

                  (c) dissolve, liquidate or wind up its operations,

                  (d) directly or indirectly redeem, purchase, or otherwise acquire for consideration any shares of its Common Stock or any other class of its capital stock except in connection with contractual obligations with employees or ex-employees,

                  (e) adopt any amendment to this Certificate of Designation, or any amendment to its Certificate of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series A Preferred Stock, or that increases the authorized shares of the Series A Preferred Stock,

                  (f) declare or make dividend payments on any shares of its Common Stock or any other class of its capital stock, or

                  (g) create, or obligate itself to create, any class or series of shares, or any other security, that has a preference over the Series A Preferred Stock.

                  (h) increase the size of the Board of Directors of the Corporation to more than five (5) members.

         SECTION 31. OTHER RIGHTS. Except as otherwise provided in this Certificate of Designation, each share of Series A Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

         IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true as of the 14th day of February, 2000.

                                        Lineo, Inc.
                                        a Delaware corporation


                                        By /s/ Sparks, Chairman and President

                                STATE OF DELAWARE

                        Office of the Secretary of State

                             -----------------------

                  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF THE MERGER, WHICH MERGES:

                  "LINEO, INC.", A UTAH CORPORATION,

                  WITH AND INTO "LINEO MERGER CORPORATION" UNDER THE NAME OF "LINEO, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FIRST DAY OF JANUARY, A.D. 2000, AT 9 O'CLOCK A.M.

                  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

                                        /s/ EDWARD J. FREEL, SECRETARY OF STATE
                                        ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                        AUTHENTICATION:   0210734

                                        DATE:             01-21-00

                              CERTIFICATE OF MERGER
                                   LINEO, INC.

                               A UTAH CORPORATION
                                  WITH AND INTO

                            LINEO MERGER CORPORATION
                             A DELAWARE CORPORATION

                  In accordance with Section 252 of the General Corporation Law of Delaware, the undersigned, Bryan Sparks, being the President of Lineo, Inc., a Utah corporation and the President of Lineo Merger Corporation, a Delaware corporation, DOES HEREBY CERTIFY as follows:

                  (1) the constituent corporations in the merger (the "Merger") are Lineo, Inc., a Utah corporation ("Lineo Utah"), and Lineo Merger Corporation, a Delaware corporation ("Lineo Delaware");

                  (2) an Agreement and Plan of Merger dated as of January 5, 2000 (the "Merger Agreement") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with
Section 252 of the General Corporation Law of Delaware;

                  (3) the name of the surviving corporation shall be Lineo Merger Corporation, a Delaware corporation, which shall hereinwith be changed to Lineo, Inc., a Delaware corporation;

                  (4) the Certificate of Incorporation and Bylaws of Lineo Delaware shall be the Certificate of Incorporation and Bylaws of the surviving corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law;

                  (5) the executed Merger Agreement is on file at the principal place of business of the surviving corporation at 383 S. 520 W. Lindon, Utah 84042;

                  (6) a copy of the Merger Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of the constituent corporations;

                  (7) the authorized capital of each foreign corporation which is a party to the merger is as follows:


                  Corporation               Class             Number of Shares  Par Value Per Share
                  ---------------------------------------------------------------------------------


                  Lineo, Inc., a Utah       Common             100,000,000              no par value
                  Coporation                Preferred           30,000,000              no par value

                  (8) this certificate shall become effective upon filing and acceptance by the Office of the Secretary of State of Delaware.

                  IN WITNESS WHEREOF, the undersigned have affirmed the statements herein as true, under penalties of perjury, as of this 5th day of January, 2000.

                                        LINEO, INC.
                                        a Utah corporation


                                        By: /s/ Bryan Sparks, President

Attest:

/s/ Lisa Richards, Secretary

                                        LINEO MERGER CORPORATION
                                        a Delaware corporation


                                        By: /s/ Bryan Sparks, President

Attest:

/s/ Lisa Richards, Secretary

                                STATE OF DELAWARE

                        Office of the Secretary of State

                             -----------------------

                  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "LINEO MERGER CORPORATION", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF JANUARY, A.D. 2000, AT 1 O'CLOCK P.M.

                  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

                                        /s/ EDWARD J. FREEL, SECRETARY OF STATE
                                        ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                        AUTHENTICATION:   0200954

                                        DATE:      01-14-00

                          CERTIFICATE OF INCORPORATION

                                       OF
                            LINEO MERGER CORPORATION

                                    ARTICLE I

                  The name of this corporation is Lineo Merger Corporation (the "Corporation").


                                   ARTICLE II

                  The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III

                  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

                                AUTHORIZED SHARES

         4.1 AUTHORIZED CAPITAL. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 130,000,000 shares, consisting of 100,000,000 shares of Common Stock, $.001 par value (the "Common Stock") and 30,000,000 shares of Preferred Stock, $.001 par value (the "Preferred Stock").

         4.2 ISSUANCE OF PREFERRED STOCK IN SERIES. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the designations, powers, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or other restrictions of the shares of any series that is wholly unissued or to be established and the number of shares constituting any such series. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.


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                  (a) DIVIDENDS. The holders of shares of the Preferred Stock shall be entitled to receive dividends, out of the funds of the corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. The holders of the Preferred Stock shall not be entitled to receive any dividends thereon, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

                  (b) LIQUIDATION. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of the Common Stock, the holders of the Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock, plus dividends accrued thereon to the date of such payment. In designating a particular series of Preferred Stock, the Board of Directors may also provide that such series is senior, on a par with or subordinate in order of priority to any other existing or later issued series of Preferred Stock in respect of distribution of amounts upon the liquidation, dissolution or winding up of the affairs of the corporation. The holders of the Preferred Stock shall not be entitled to receive any distributive amounts upon the liquidation, dissolution or winding up of the affairs of the corporation, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

                  (c) CONVERSION. Shares of Preferred Stock may be convertible to shares of Common Stock at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

                  (d) REDEMPTION. The Preferred Stock may be redeemable in such amounts, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by the corporation only to the extent legally permissible.

                  (e) VOTING RIGHTS. Holders of Preferred Stock shall have such voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock.


                                    ARTICLE V

                  The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.


                                   ARTICLE VI

                  The Corporation is to have perpetual existence.


                                   ARTICLE VII


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         1. LIMITATION OF LIABILITY. To the fullest extent permitted by the
Delaware General Corporation Law as it now exists or as it may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

         2. INDEMNIFICATION. To the full extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, the Corporation is authorized to provide indemnification of, and advancement of expenses to, such directors, officers and agents (and any other person to which Delaware law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such directors, officers, agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification provisions and advancement of expenses permitted by Section 145 of the General Corporation Law of Delaware, subject only to limits created by applicable Delaware law (statutory and non-statutory) with respect to actions for breach of duty to a corporation, its stockholders and others.

                  3. AMENDMENTS. Neither any amendment nor repeal of this
Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.


                                  ARTICLE VIII

         The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of this Corporation.

         1. NUMBER OF DIRECTORS. The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. The names and addresses of the initial Board of Directors are:

         Raymond J. Noorda          383 S. 520 W.
                                    Lindon, Utah   84042

         Ralph J. Yarro             383 S. 520 W.
                                    Lindon, Utah   84042

         Bryan W. Sparks            383 S. 520 W.
                                    Lindon, Utah   84042


         2. ELECTION OF DIRECTORS. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                   ARTICLE IX


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                  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.


                                    ARTICLE X

                  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.


                                   ARTICLE XI

         The name and mailing address of the incorporator is:

                  Michael J. Erickson, Esq.
                  c/o Summit Law Group, PLLC
                  1505 Westlake Avenue North, Suite 300
                  Seattle, WA  98109

                  I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying, under penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 13th day of January, 2000.

                                        /S/ Michael J. Erickson, Esq.


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